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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated May 8, 1997, (and to all references to our Firm) included in this Registration Statement on Form S-4 of Evergreen Media Corporation of Los Angeles dated August 1, 1997.


                                            Arthur Andersen LLP

Chicago, Illinois

August 1, 1997